UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2020

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

Effective June 26, 2020, Cheryl Blanchard, Ph.D., resigned from the board of directors (the “Board”) of Neuronetics, Inc. (the “Company”) and as a member of the compensation committee of the Board and nominating and corporate governance committee of the Board. Dr. Blanchard’s resignation is not due to any disagreement with the Company.

Appointment of Director

On June 26, 2020, upon the recommendation of its Nominating and Corporate Governance Committee, the Board appointed Bruce Shook to the Board to fill the vacancy on the Board created by Dr. Blanchard’s resignation. The Board determined that Mr. Shook qualifies as an independent director under the director independence standards set forth by the SEC and applicable NASDAQ Stock Market LLC rules. Mr. Shook’s term will expire at the 2021 annual meeting of stockholders of the Company. Mr. Shook has also been appointed to the audit committee of the Board. In addition, the Company entered into an indemnification agreement with Mr. Shook in connection with his appointment to the Board, in substantially the same form as that entered into with the Company’s other directors.

In connection with his appointment and as approved by the Board, Mr. Shook will receive compensation as a non-employee director. There are no arrangements or understandings between Mr. Shook and any other person pursuant to which he was selected as a director. Mr. Shook has no family relationship with any director or executive officer of the Company and he has no direct or indirect material interest in any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On June 26, 2020, the Company issued a press release announcing Mr. Shook’s appointment to the Board. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 26, 2020, of Neuronetics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: June 26, 2020	By:	/s/ W. Andrew Macan
	Name:	W. Andrew Macan
Senior Vice President, General Counsel, Chief
Compliance Officer, Corporate Secretary and
	Title:	Member of the Office of the President
(Co-Principal Executive Officer)